Exhibit 10.14

NOTE

$25,000,000.00	June 30, 2009

Atlanta, Georgia

The undersigned, for value received, promises to pay to the order of Bank of America, N.A., a national banking association (the “Lender”) at the principal office of Bank of America, N.A. (the “Administrative Agent”) in Atlanta, Georgia the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of June 30, 2006, as amended by that certain First Consolidated Amendatory Agreement dated November 21, 2008, and by that certain Second Consolidated Amendatory Agreement dated on or about the date hereof (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

THIS NOTE RESTATES AND REPLACES IN ITS ENTIRETY THE NOTE EXECUTED BY THE UNDERSIGNED AND PAYABLE TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION, PREDECESSOR IN INTEREST BY MERGER TO LENDER, IN THE MAXIMUM PRINCIPAL AMOUNT OF $25,000,000 (THE “PRIOR NOTE”). THIS NOTE IS EXECUTED AND DELIVERED TO LENDER AS A REPLACEMENT AND IN SUBSTITUTION FOR THE PRIOR NOTE. HEREAFTER, THE LOAN IS AND SHALL BE EVIDENCED BY THIS NOTE. THE EXECUTION AND DELIVERY OF THIS NOTE SHALL NOT CONSTITUTE A NOVATION OF THE DEBT ORIGINALLY EVIDENCED BY THE PRIOR NOTE. ALL REFERENCES IN THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO THE NOTE SHALL MEAN THE PRIOR NOTE, AS RESTATED BY THIS NOTE.

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WELLS MID-HORIZON VALUE-ADDED FUND I, LLC, a Georgia limited liability company

By:	Wells Investment Management Company, LLC, It’s Manager

	By:	/s/ Kevin A. Hoover
Kevin A. Hoover
President

2078243

WELLS MID-HORIZON VALUE ADDED FUND I

REPLACEMENT NOTE